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Exhibit 10.2.2

SECOND AMENDMENT TO
OPTION TO PURCHASE REAL ESTATE

        This Second Amendment to Option to Purchase Real Estate is made and entered this 30 day of March, 2004, by and between WUETHRICH PORK N' GRAIN, INC., an Indiana Corporation, of 5547 East 200 South, Rensselaer, Indiana (hereinafter referred to as "Seller") and IROQUOIS BIO-ENERGY COMPANY, LLC. of 6317 East 181st Avenue, Hebron, Indiana (hereinafter referred to as "Buyer");

WITNESSETH:

        WHEREAS, Seller and Buyer previously entered into an Option to Purchase Real Estate dated March 31, 2003; and

        WHEREAS, Seller and Buyer previously entered into a First Amendment to Option to Purchase Real Estate on August 22, 2003; and

        WHEREAS, the parties now wish to extend the date of the option to purchase for the Buyer, as well as to modify the sales price on option to purchase approximately 68.90 acres.

        NOW, THEREFORE, in consideration of the mutual covenants, terms and conditions set forth herein, the parties hereby enter into the following Second Amendment to Option to Purchase Real Estate.

  1.
  Paragraph 1 of the Option to Purchase Real Estate shall hereby be amended to extend the Buyers' option to purchase said real estate from March 31, 2004 up through and including June 30, 2004.

  2.
  Paragraph 2 entitled "Purchase Price and Manner of Payment," shall be now modified in its entirety to read as follows: The total purchase price for the real estate acreage which contains 68.90 acres shall be Six Thousand and 00/100 Dollars ($6,000.00) per acre or the total sum of Four Hundred Thirteen Thousand Four Hundred and 00/100 Dollars ($413,400.00). However, in the event adjacent land immediately surrounding the 68.90 acres is purchased by Iroquois Bio-Energy Company, LLC in excess of Six Thousand and 00/100 Dollars ($6,000.00) per acre within two (2) years of the date of execution of this Second Amendment to Option to Purchase Real Estate, the purchase price herein as to the 68.90 acres shall be modified to match the sales price per acre of the adjoining property. Said increase per acre in the sales price is subject to passage by the Board Members of Iroquois Bio-Energy Company, LLC.

  3.
  All other terms and conditions of the original Option to Purchase Real Estate executed on March 31, 2003 and the First Amendment to Option to Purchase Real estate executed on August 22, 2003, shall remain in full force and effect.

        IN WITNESS WHEREOF, the Seller and Buyer have executed this Second Amendment to Option to Purchase Real Estate on this 30 day of March, 2004.

WUETHRICH PORK N' GRAIN, INC.		IROQUOIS BIO-ENERGY COMPANY, LLC

By:	/s/ BRAD L. WUETHRICH Brad L. Wuethrich, Pres.	By:	/s/ MICHAEL AYLESWORTH Michael Aylesworth, President

By:	/s/ MARK D. WUETHRICH Mark D. Wuethrich, Secretary	By:	/s/ KEITH GIBSON Keith Gibson, Vice President

STATE OF INDIANA	)
	)	SS:
COUNTY OF JASPER	)

        Before me, a Notary Public, in and for said County of State, personally appeared BRAD L. WUETHRICH, Vice President of Wuethrich Pork N' Grain, Inc., and acknowledged the execution of the foregoing First Amendment to Option to Purchase Real Estate.

        WITNESS my hand and Notarial Seal this 30 day of March, 2004.

/s/ JANET S. WAKELAND Notary Public
County of Residence:	Jasper	JANET S. WAKELAND
Commission Expires:	May 3, 2008	Printed Name
STATE OF INDIANA	)
	)	SS:
COUNTY OF JASPER	)

        Before me, a Notary Public, in and for said County of State, personally appeared MARK D. WUETHRICH, Secretary of Wuethrich Pork N' Grain, Inc., and acknowledged the execution of the foregoing First Amendment to Option to Purchase Real Estate.

        WITNESS my hand and Notarial Seal this 30 day of March, 2004.

/s/ JANET S. WAKELAND Notary Public
County of Residence:	Jasper	JANET S. WAKELAND
Commission Expires:	May 3, 2008	Printed Name
STATE OF INDIANA	)
	)	SS:
COUNTY OF JASPER	)

        Before me, a Notary Public, in and for said County of State, personally appeared MICHAEL AYLESWORTH, President of Iroquois Bio-Energy Company, LLC, and acknowledged the execution of the foregoing First Amendment to Option to Purchase Real Estate.

        WITNESS my hand and Notarial Seal this 30 day of March, 2004.

/s/ JANET S. WAKELAND Notary Public
County of Residence:	Jasper	JANET S. WAKELAND
Commission Expires:	May 3, 2008	Printed Name

STATE OF INDIANA	)
	)	SS:
COUNTY OF JASPER	)

        Before me, a Notary Public, in and for said County of State, personally appeared KEITH GIBSON, Vice President of Iroquois Bio-Energy Company, LLC, and acknowledged the execution of the foregoing First Amendment to Option to Purchase Real Estate.

        WITNESS my hand and Notarial Seal this 30 day of March, 2004.

/s/ JANET S. WAKELAND Notary Public
County of Residence:	Jasper	JANET S. WAKELAND
Commission Expires:	May 3, 2008	Printed Name

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  Exhibit 10.2.2
SECOND AMENDMENT TO OPTION TO PURCHASE REAL ESTATE